The UBS Funds

Summary Prospectus Supplement | April 30, 2019

Includes:

–  UBS Municipal Bond Fund

Dear Investor,

The purpose of this supplement is to update the Summary Prospectus with respect to the UBS Municipal Bond Fund series of shares of The UBS Funds, dated October 26, 2018, as follows:

Effective April 30, 2019, Ryan Nugent will be added as a portfolio manager for UBS Municipal Bond Fund.

Therefore, effective April 30, 2019, the following bullet is added under the heading "UBS Municipal Bond Fund" and the sub-heading "Portfolio managers" of the Summary Prospectus:

– Ryan Nugent, portfolio manager of the Fund since April 2019.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR FUTURE REFERENCE.

ZS-1012